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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated January 17, 2000 incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (Registration No. 333-19929) and on Form S-8 (Registration No. 333-34069 and No. 333-87201).


                                    /s/ Arthur Andersen LLP



Stamford, Connecticut
March 15, 2000